UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 28, 2004

Excelsior Venture Partners III, LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-29665	13-4102528
(Commission File Number)	(IRS Employer Identification No.)

225 High Ridge Road Stamford, CT	06905
(Address of Principal Executive Offices)	(Zip Code)

(203) 352-4400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Explanatory Note:

This Form 8-K/A is being filed solely to file as an Exhibit the response of Ernst & Young LLP (“Ernst & Young”) to the disclosures made in the report on Form 8-K filed by the Registrant on November 2, 2004. The Ernst & Young response was received by the Registrant on November 4, 2004.

Item 9 Financial Statements and Exhibits.

(c) Exhibit

16.1	Letter from Ernst & Young to the Securities and Exchange Commission dated November 2, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Excelsior Venture Partners III, LLC (Registrant)

Date: November 4, 2004	/s/ Douglas A. Lindgren
Douglas A. Lindgren Chief Executive Officer

Date: November 4, 2004	/s/ Robert F. Aufenanger
Robert F. Aufenanger Treasurer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from Ernst and Young dated November 2, 2004.